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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                               December 18, 2000



                              GUEST SUPPLY, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  New Jersey                       1-11955                22-2320483
--------------------------        -----------         ------------------
(State or other                   (Commission          (I.R.S. Employer
jurisdiction of                   File Number)         Identification No.)
incorporation)

4301 U.S. Highway One
Monmouth Junction, New Jersey                               08852-0902
----------------------------------------                ------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (609) 514-9696
                                                    --------------

                               (Not Applicable)
     --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
------    ------------

     On December 18, 2000, Guest Supply, Inc. (the "Company") distributed the letter to its shareholders that is included as Exhibit 99 hereto.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -------------------------

          (c)  Exhibits:

Exhibit No.    Description of Document
-----------    -----------------------

99             Letter to Guest Supply, Inc. Shareholders dated
               December 18, 2000.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GUEST SUPPLY, INC.



                                      By:  /s/ Paul T. Xenis
                                         -----------------------------------
                                      Name:    Paul T. Xenis
                                      Title:   Vice President

Dated:  December 19, 2000